                                                                   EXHIBIT 10.19

                               PURCHASE AGREEMENT

     This PURCHASE AGREEMENT made as of February 18, 2005 (this "Agreement"), by and among:

     (a)  JEFFREY O'NEILL, an individual ("Selling Member");

     (b)  JOSEPH W. CIATTI, an individual ("Manager");

     (c) CIATTI INVESTORS LLC, a Delaware limited liability company (the "Company");

     (d) VINTAGE WINE TRUST, LP, a Delaware limited partnership (the "Operating Partnership"); and

     (e)  VINTAGE WINE TRUST, INC., a Maryland corporation (the "REIT").

                                    RECITALS:

A. Selling Member is the owner and holder of membership interests in the Company (the "Membership Interest").

B. The Company is the owner and holder of a Class B Membership Interest in VWP LLC, a Delaware limited liability company ("VWP").

C. Selling Member desires to sell and transfer the Membership Interest to the Operating Partnership and the Operating Partnership has agreed to purchase the same.

D. In consideration for the purchase of the Membership Interest, the Operating Partnership has agreed to make a cash payment to Selling Member in the amount of One Hundred Thousand Dollars ($100,000) (the "Purchase Price").

E. Manager is the non-member manager of the Company and desires to assign all of his right, title and interest as non-member manager of the Company to the Operating Partnership.

     NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

     1.   The Purchase.

          (a) Subject to the terms contained in this Agreement, Selling Member agrees to sell and transfer to the Operating Partnership, and the Operating Partnership agrees to purchase from Selling Member the Membership Interest for the Purchase Price (the "Purchase"). The Purchase shall take place contemporaneously with the Rule 144A Offering (as herein defined) (the "Closing Date"). "Rule 144A Offering" means the offering and sale of shares of the Common Shares of the REIT to Friedman, Billings, Ramsey & Co., Inc., a Delaware corporation ("FBR") and the subsequent offering and sale of such shares by FBR in reliance upon Rule 144A and/or Regulation S, in each case as promulgated under the Securities Act of 1933, as amended.

          (b) The obligation of the Operating Partnership to consummate the Purchase shall be conditioned upon the satisfaction that all of the representations and warranties of Selling Member set forth in Section 4(a) herein are true and correct.

          (c) On the date hereof, Selling Member shall deliver to the Operating Partnership and the REIT a duly completed and executed Form W-9 and FIRPTA Affidavit, each in the form attached as Exhibit A to this Agreement (this Agreement, Form W-9, FIRPTA Affidavit and any other document


                               Schedule 3(a)(x)-1

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contemplated to be delivered pursuant to the Purchase or otherwise in connection therewith, collectively referred to as, the "Transaction Documents").

     2. Assignment and Assumption. As of the Closing Date, Selling Member hereby assigns to the Operating Partnership all of Selling Member's rights as a member and as an owner of any interest in the Company and to its assets, including any profits, losses and capital that have not been distributed or allocated as of the Closing Date.

     3. Assignment by Manager. Manager hereby assigns to the Operating Partnership all of his right, title and interest as non-member manager of the Company and the Operating Partnership hereby accepts such assignment. The Company and the Operating Partnership agree, that immediately following the effectiveness of such assignment, the Operating Partnership shall be the manager the Company.

     4. Representations and Warranties.

          (a) Selling Member's Representations and Warranties to the Operating Partnership and the REIT. Selling Member hereby acknowledges, represents and warrants to, and agrees with the REIT and the Operating Partnership as follows, which acknowledgements, representations and warranties are true and correct as of the date hereof and will be true and correct as of the Closing Date:

                    (i) he is the record and sole beneficial owner of the Membership Interest and will transfer the Membership Interest to the Operating Partnership free and clear of all liens and adverse claims of any kind.

                    (ii) he has the full legal right, power and authority to make, execute and deliver the Transaction Documents.

                    (iii) he is not a "foreign person" within the meaning of Section 1445 of the Internal Revenue Code.

                    (iv) he is an "accredited investor" (as defined in Regulation D promulgated under the Federal Act by the Securities and Exchange Commission).

                    (v) the execution and delivery of the Transaction Documents and the performance of Selling Member's obligations thereunder (1) will not violate any provision of law or governmental regulation applicable to the Company, any of its subsidiaries and/or Selling Member, (2) will not result in the breach of the provisions of, or constitute a default under, any agreement to which the Company, any of its subsidiaries and/or Selling Member is/are a party, or by which the Company, any of its subsidiaries and/or Selling Member is/are bound or to which the Company, any of its subsidiaries and/or the Selling Member is/are subject and (3) will not conflict with or result in the breach of any court order or decree or order of any governmental body applicable to the Company, any of its subsidiaries and/or Selling Member.

                    (vi) he has the capacity to protect his own interests by reason of his business or financial experience or the business or financial experience of his professional advisors who are unaffiliated with and who are not compensated by the Company or any other Member, whether directly or indirectly.

                    (vii) he has sought and obtained or has had the opportunity to seek and obtain the advise of independent legal counsel of his choice regarding all legal issues pertaining to the execution of this Agreement and the Purchase, including, without limitation, the federal, state and local income tax consequences of the Purchase.


                               Schedule 3(a)(x)-2

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                    (viii) he has been given ample opportunity to ask questions and receive answers from the Operating Partnership and the REIT regarding, among other things, the Purchase, the Rule 144A Offering and the Company's business, operations, financial condition and prospects. Selling Member acknowledges that he has been given ample opportunity to obtain any additional information necessary to verify the accuracy of any information provided to Selling Member and that the Operating Partnership and REIT have answered all inquiries that Selling Member, or his representative (if any), have made concerning the Purchase, the Rule 144A Offering and the Company's business, operations, financial condition and prospects.

                    (ix) the sole asset of the Company is its Class B Membership Interest in VWP; and (b) the Company has no liabilities.

                    (x) Other than that certain Operating Agreement of Ciatti Shell LLC dated as of September __, 2004, among Selling Member, Eamonn Keegan, and Manager, there are no other agreements between the Selling Member and the Company.

          (b) The Operating Partnership's Representations and Warranties to the Selling Member. The Operating Partnership hereby acknowledges, represents and warrants to, and agrees with the Selling Member as follows, which acknowledgements, representations and warranties are true and correct as of the date hereof and will be true and correct as of the Closing Date:

                    (i) the Operating Partnership has the full legal right, power and authority to make, execute and deliver this Agreement and any other document contemplated to be delivered pursuant to the Transaction Documents.

                    (ii) the execution and delivery of, and the performance of the Operating Partnership's obligations under the Transaction Documents (1) will not violate any provision of law or governmental regulation applicable to the Operating Partnership, (2) will not result in the breach of the provisions of, or constitute a default under, any agreement to which the Operating Partnership is a party, or by which the Operating Partnership is bound or to which the Operating Partnership is subject and (3) will not conflict with or result in the breach of any court order or decree or order of any governmental body applicable to the Operating Partnership.

     5. Survival; Indemnification.

          (a) The acknowledgements, representations and warranties of the Selling Member contained in any of the Transaction Documents shall survive the Closing Date.

          (b) Manager and Selling Member hereby agree to indemnify and defend the Operating Partnership and the REIT and their respective direct and indirect partners, members, shareholders, officers, directors and affiliates (each, an "Indemnified Party") against and to hold them harmless from any and all damage, loss, liability and expense incurred or suffered by any Indemnified Party arising out of or based upon the inaccuracy of any representation or warranty or breach of any covenant or agreement made or to be performed by Selling Member pursuant to the Transaction Documents.

     6. Specific Performance. Selling Member acknowledges that there would be no adequate remedy at law if he fails to perform any of his obligations hereunder, and accordingly agrees that the Operating Partnership, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to compel specific performance of the obligations of Selling Member under this Agreement in accordance with the terms and conditions of this Agreement.


                               Schedule 3(a)(x)-3

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     7. Termination. This Agreement shall terminate automatically if the Closing
Date has not occurred within two years after the date of this Agreement.

     8. General Provisions.

          (a) Modification. Neither this Agreement nor any provisions hereof shall be waived, modified, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, modification, discharge or termination is sought; provided that Selling Member hereby agrees to future modifications of this Agreement as may be reasonably proposed by the Operating Partnership or the REIT, provided that such modifications do not have any negative impact on the tax position of Selling Member.

          (b) Notices. All notices, requests and other communications hereunder must be in writing and will be deemed to have been duly given only if delivered personally or mailed (first class postage prepaid) to the parties at the following addresses:

If to Selling Member:             Jeffrey O' Neill
                                  101 Larkspur Landing Circle, Suite 350
                                  Larkspur, California 94939

If to Manager:                    Joseph W. Ciatti
                                  c/o Vintage Wine Trust
                                  1101 Fifth Avenue, Suite 310
                                  San Rafael, California 94901

If to the Company:                Ciatti Investors LLC
                                  c/o Joseph W. Ciatti
                                  Vintage Wine Trust
                                  1101 Fifth Avenue, Suite 310
                                  San Rafael, California 94901

If to the Operating Partnership   Insert applicable addressee:
or the REIT:                      [Vintage Wine Trust, LP]
                                  [Vintage Wine Trust]
                                  1101 Fifth Avenue, Suite 310
                                  San Rafael, California 94901
                                  with a copy to:

                                  Clifford Chance US LLP
                                  31 West 52nd Street
                                  New York, New York  10019
                                  Attention: Jay L. Bernstein, Esq.
                                  Facsimile: 212-878-8375

All such notices, requests and other communications will (x) if delivered personally to the applicable addressees as provided in this Section 8(b), be deemed given upon delivery; and (b) if delivered by mail to the applicable addressees as provided in this Section 8(b), be deemed given upon receipt or refusal (in each case regardless of whether such notice, request or other communication is received by any other person to whom a copy of such notice is to be delivered pursuant to this Section 8(b)). Any party from time to time may change its address or other information for the purpose of notices to that party by giving notice specifying such change to the other parties hereto in accordance with this Section 8(b).


                               Schedule 3(a)(x)-4

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          (c) Binding Effect. Except as otherwise provided herein, this
Agreement shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and permitted assigns. If Selling Member is itself more than one person, the obligations of such persons shall be joint and several and the acknowledgements, representations, warranties, covenants and agreements herein contained shall be deemed to be made by and be binding upon each such person and his or her heirs, executors, administrators, successors, legal representatives and permitted assigns.

          (d) Entire Agreement. The Transaction Documents and the documents referred to therein contain the entire agreement of the parties with respect to the Purchase, and there are no representations, warranties, covenants or other agreements except as stated or referred to herein or therein.

          (e) Ambiguity. The parties hereto agree that any ambiguity with respect to the Purchase or the rights or obligations of the parties under this Agreement shall be resolved by the Board of Directors of the REIT, which resolution shall be binding on the parties.

          (f) Assignability. This Agreement is not transferable or assignable by any party hereto. This Agreement shall be for the benefit of the parties hereto.

          (g) Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

          (h) Counterparts. This Agreement may be executed by facsimile signature and through the use of separate signature pages or in counterparts, and each of such counterparts shall, for all purposes, constitute one agreement binding on the parties hereto, notwithstanding that the parties hereto are not signatories to the same counterpart.

          (i) Further Assurances. Selling Member will, from time to time, execute and deliver to the Operating Partnership and/or the REIT all such other and further instruments and documents and take or cause to be taken all such other and further action as the Operating Partnership and/or the REIT may reasonably request in order to effect the transactions contemplated by this Agreement.

          (j) Severability. If any term or provision of this Agreement shall to any extent be invalid or unenforceable, the remainder of this Agreement shall not be affected thereby, and each term and provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law. Upon the determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties shall negotiate in good faith to modify this Agreement so as to effect their original intent as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible.

          (k) Expenses. Each of the parties hereto agrees to pay the expenses incurred by it in connection with the negotiation, preparation, review, execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, including the fees and expenses of counsel to such party.

         [The remainder of this page has been intentionally left blank.]


                               Schedule 3(a)(x)-5

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

SELLING MEMBER:                         COMPANY:

                                        CIATTI INVESTORS LLC,
                                        a Delaware limited liability company


/s/ Jeffrey O' Neill                    By: /s/ Joseph W. Ciatti
-------------------------------------       ------------------------------------
Jeffrey O' Neill                        Name: Joseph W. Ciatti
                                        Title: Manager


THE OPERATING PARTNERSHIP:              THE REIT:

VINTAGE WINE TRUST, LP,                 VINTAGE WINE TRUST,
a Delaware limited partnership          a Maryland real estate investment trust

By: Vintage Wine Business Trust I,
    a Maryland business trust and       By: /s/ Richard N. Shell
    its general partner                     ------------------------------------
                                        Name: Richard N. Shell
                                        Title: Chief Operating Officer
By: /s/ Richard N. Shell
    ---------------------------------
Name: Richard N. Shell
Title: Secretary


MANAGER:                                CONSENTED TO:

                                        CIATTI SHELL LLC,
                                        a Delaware limited liability company


/s/ Joseph W. Ciatti                    By: /s/ Richard N. Shell
-------------------------------------       ------------------------------------
Joseph W. Ciatti                        Name: Richard N. Shell
                                        Title: Manager


                                        By: /s/ Joseph W. Ciatti
                                            ------------------------------------
                                        Name: Joseph W. Ciatti
                                        Title: Manager


                               Schedule 3(a)(x)-6